EXHIBIT 99.1

NEWS RELEASE
COMPUWARE CORPORATION
Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release
October 23, 2012

Compuware Announces Fiscal Year 2013 Q2 Results

•	Earns five cents per share on $220.6M in total revenues, despite challenging European environment

•	APM total revenues increase 7 percent y-o-y to $67.1M

•	Gomez bookings increase 16% y-o-y

•	Covisint revenues increase 17 percent y-o-y to $20.5M

DETROIT--October 23, 2012--Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its second quarter ended September 30, 2012.

“Compuware achieved its earnings per share expectations in Q2, supported by continued revenue growth and margin improvements from our APM and Covisint business units,” said Compuware CEO Bob Paul. “We have positive momentum heading into the second half of the year and will continue to focus on delivering profitable revenue expansion through our growth engines.”

Second Quarter Fiscal Year 2013 Results

During the company’s second quarter:

•	software license fees were $31.7 million
•	maintenance fees were $102.2 million
•	subscription fees were $20.2 million
•	professional services fees were $46.0 million
•	application services fees were $20.5 million

During the second quarter, total revenues were $220.6 million. Net income was $10.6 million. Earnings per share were five cents based upon 220 million shares outstanding.

Fiscal 2013 Expectations

For fiscal 2013, Compuware expects total revenues of $980 to $995 million and earnings of 36 to 40 cents per share. The company expects cash flow from operations of $150 to $160 million.

Second Quarter Fiscal Year 2013 Highlights

During the second quarter, Compuware:

•	was placed in the “Leaders” quadrant of the “Magic Quadrant for Application Performance Monitoring (APM)” by Gartner Inc.

•
announced that Compuware APM® — Gomez — was cited as the #1 provider of web performance monitoring solutions to the largest online retailers in the U.S. for the sixth consecutive year according to Internet Retailer Magazine.

Compuware Announces Fiscal Year 2013 Q2 Results
October 23, 2012

•
announced that Covisint, a Compuware Company, was cited as a cloud identity and access management leader by Forrester Research, Inc. in its July, 2012 Forrester Wave report, titled: “The Forrester Wave™:Enterprise Cloud Identity and Access Management, Q3 2012.”

•	announced the general availability of Changepoint 2012, the latest edition of its market-leading professional services automation (PSA) and project portfolio management (PPM) solution.

•	introduced the Compuware Olympic Web Performance Scoreboard, which provided a view into how top global media web sites performed during the London Olympic games.

•	detailed the vision, capabilities and success of its Mobile Solutions group, a strategic offering of the Compuware Professional Services business unit.

•
received a “Strong Positive” rating in Gartner's report “Marketscope for Project and Portfolio Management Applications,” which evaluated market-leading project and portfolio management solutions including Compuware Changepoint.

•	announced a new release of the Compuware APM®, Gomez software-as-a-service (SaaS) solution.

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world’s most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

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Conference Call Information

Compuware will host a conference call to discuss these results at 5:00 p.m. Eastern time (21:00 GMT) today. To join the conference call, interested parties in the United States should call 800-230-1059. For international access, the conference call number is +1-612-234-9959. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 265467. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Senior Vice President, Investor Relations, Marketing and Communications +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF SEPTEMBER 30,
ASSETS
	2012	2011
CURRENT ASSETS:
Cash and cash equivalents	$63,516	$63,866
Accounts receivable, net	365,143	433,506
Deferred tax asset, net	39,413	44,173
Income taxes refundable	9,930	5,540
Prepaid expenses and other current assets	31,884	30,357
Total current assets	509,886	577,442

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	319,472	330,079

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	117,395	121,310

ACCOUNTS RECEIVABLE	199,574	200,028
DEFERRED TAX ASSET, NET	37,973	42,366
GOODWILL	794,989	803,289
OTHER ASSETS	35,789	37,430

TOTAL ASSETS	$2,015,078	$2,111,944

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$17,296	$21,943
Accrued expenses	82,389	92,937
Income taxes payable	5,490	22,670
Deferred revenue	399,103	421,897
Total current liabilities	504,278	559,447

LONG TERM DEBT	59,300	125,600

DEFERRED REVENUE	300,695	329,212

ACCRUED EXPENSES	24,726	27,715

DEFERRED TAX LIABILITY, NET	84,193	78,639
Total liabilities	973,192	1,120,613

SHAREHOLDERS' EQUITY:
Common stock	2,148	2,184
Additional paid-in capital	693,556	674,318
Retained earnings	362,648	334,723
Accumulated other comprehensive loss	(16,466)	(19,894)
Total shareholders' equity	1,041,886	991,331

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,015,078	$2,111,944

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,

	2012	2011	2012	2011
REVENUES:
Software license fees	$31,674	$61,711	$65,668	$95,837
Maintenance fees	102,197	109,080	205,146	216,065
Subscription fees	20,231	19,101	40,710	38,225
Professional services fees	45,954	53,256	94,106	106,828
Application services fees	20,542	17,548	41,129	33,715
Total revenues	220,598	260,696	446,759	490,670

OPERATING EXPENSES:
Cost of software license fees	4,904	4,770	9,729	8,306
Cost of maintenance fees	9,068	9,773	18,014	19,304
Cost of subscription fees	7,827	7,774	15,220	14,901
Cost of professional services	40,085	46,100	82,386	91,219
Cost of application services	18,989	19,835	36,710	36,669
Technology development and support	27,549	26,740	54,046	51,441
Sales and marketing	56,641	65,577	118,831	127,572
Administrative and general	38,361	41,967	78,086	83,481
Total operating expenses	203,424	222,536	413,022	432,893

INCOME FROM OPERATIONS	17,174	38,160	33,737	57,777

OTHER INCOME (EXPENSE), NET	(87)	(8)	(35)	990

INCOME BEFORE INCOME TAXES	17,087	38,152	33,702	58,767

INCOME TAX PROVISION	6,493	15,473	12,640	19,103

NET INCOME	$10,594	$22,679	$21,062	$39,664

DILUTED EPS COMPUTATION
Numerator: Net income	$10,594	$22,679	$21,062	$39,664
Denominator:
Weighted-average common shares outstanding	215,633	218,521	216,566	218,373
Dilutive effect of stock options	4,337	3,604	4,142	4,439
Total shares	219,970	222,125	220,708	222,812
Diluted EPS	$0.05	$0.10	$0.10	$0.18

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	SIX MONTHS ENDED
	SEPTEMBER 30,
	2012	2011
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$21,062	$39,664
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	31,126	28,770
Stock award compensation	15,179	11,983
Deferred income taxes	4,812	3,024
Other	269	125
Net change in assets and liabilities, net of effects from currency fluctuations and acquisitions:
Accounts receivable	90,397	41,669
Prepaid expenses and other current assets	(66)	5,913
Other assets	4,601	(7,232)
Accounts payable and accrued expenses	(41,426)	(10,048)
Deferred revenue	(114,452)	(95,571)
Income taxes	4,820	13,461
Net cash provided by operating activities	16,322	31,758

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Business, net of cash acquired	-	(249,337)
Property and equipment	(12,977)	(12,189)
Capitalized software	(15,583)	(13,137)
Other	(1,400)	(500)
Net cash used in investing activities	(29,960)	(275,163)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Proceeds from borrowings	87,300	161,200
Payments on borrowings	(73,000)	(35,600)
Net proceeds from exercise of stock awards including excess tax benefits	8,676	6,498
Employee contribution to common stock purchase plans	1,427	1,403
Repurchase of common stock	(44,828)	(3,308)
Net cash provided by (used in) financing activities	(20,425)	130,193

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(1,601)	(3,166)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(35,664)	(116,378)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	99,180	180,244

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$63,516	$63,866

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER
	ENDED
	SEP 30,		YR - YR
	2012	2011	% Chg
Total Product Software Revenue by Geography
North America	$88,809	$107,989	(17.8%)
International	65,293	81,903	(20.3%)

Deferred License Fees
Current	$17,747	$30,120	(41.1%)
Long-term	8,774	14,361	(38.9%)

Deferred Maintenance
Current	$299,037	$309,689	(3.4%)
Long-Term	257,798	275,379	(6.4%)

Deferred Subscription
Current	$46,602	$49,314	(5.5%)
Long-Term	10,549	14,412	(26.8%)

Deferred Professional Services	$22,190	$18,845	17.8%

Deferred Application Services	$37,101	$38,989	(4.8%)

Other:
Total Company Headcount	4,567	4,720	(3.2%)

Total DSO (Billed)	64.9	66.8
Total DSO	148.9	149.7

Stock-based compensation Expense

Cost of license fees	$-	$-	N/A
Cost of maintenance fees	235	274	(14.2%)
Cost of subscription fees	18	32	(43.8%)
Cost of professional services	68	40	70.0%
Cost of application services	387	515	(24.9%)
Technology development and support	730	750	(2.7%)
Sales and marketing	1,403	1,767	(20.6%)
Administrative and general	4,049	3,282	23.4%

Total stock-based compensation expense before income taxes	$6,890	$6,660	3.5%

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Quarter Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses	Total

September 30, 2012

Software license fees	$17,942	$2,068	$9,773	$1,891	-	-	-	$31,674
Maintenance fees	22,410	4,052	68,378	7,357	-	-	-	102,197
Subscription fees	19,544	687	-	-	-	-	-	20,231
Professional services fees	7,184	3,317	674	1,095	$33,684	-	-	45,954
Application services fees	-	-	-	-	-	$20,542	-	20,542
Total revenues	67,080	10,124	78,825	10,343	33,684	20,542	-	220,598

Operating expenses	74,059	10,752	20,284	4,606	28,138	20,051	$45,534	203,424

Income (loss) from operations	$(6,979)	$(628)	$58,541	$5,737	$5,546	$491	$(45,534)	$17,174
Contribution margin %	(10.4%)	(6.2%)	74.3%	55.5%	16.5%	2.4%		7.8%

Operating expenses include:
Stock awards compensation	$1,651	$15	$550	$10	$42	$387	$4,235	$6,890
Amortization of purchased software	$2,224	$-	$-	$-	$-	$148	$-	$2,372
Amortization of other acquired intangible assets	$1,826	$-	$-	$-	$-	$113	$-	$1,939

September 30, 2011

Software license fees	$18,329	$2,136	$38,456	$2,790	-	-	-	$61,711
Maintenance fees	19,129	3,913	78,019	8,019	-	-	-	109,080
Subscription fees	18,599	502	-	-	-	-	-	19,101
Professional services fees	6,787	4,300	1,569	1,072	$39,528	-	-	53,256
Application services fees	-	-	-	-	-	$17,548	-	17,548
Total revenues	62,844	10,851	118,044	11,881	39,528	17,548	-	260,696

Operating expenses	79,932	10,944	24,129	5,151	31,662	19,835	$50,883	222,536

Income (loss) from operations	$(17,088)	$(93)	$93,915	$6,730	$7,866	$(2,287)	$(50,883)	$38,160
Contribution margin %	(27.2%)	(0.9%)	79.6%	56.6%	19.9%	(13.0%)		14.6%

Operating expenses include:
Stock awards compensation	$2,149	$107	$536	$61	$10	$515	$3,282	$6,660
Amortization of purchased software	$2,397	$-	$-	$-	$-	$148	$-	$2,545
Amortization of other acquired intangible assets	$2,350	$-	$-	$-	$-	$113	$-	$2,463

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Six Months Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses	Total

September 30, 2012

Software license fees	$40,299	$2,861	$18,823	$3,685	-	-	-	$65,668
Maintenance fees	43,175	8,182	138,924	14,865	-	-	-	205,146
Subscription fees	39,396	1,314	-	-	-	-	-	40,710
Professional services fees	15,379	6,761	967	2,271	$68,728	-	-	94,106
Application services fees	-	-	-	-	-	$41,129	-	41,129
Total revenues	138,249	19,118	158,714	20,821	68,728	41,129	-	446,759

Operating expenses	150,155	20,441	43,129	10,025	57,058	38,067	$94,147	413,022

Income (loss) from operations	$(11,906)	$(1,323)	$115,585	$10,796	$11,670	$3,062	$(94,147)	$33,737
Contribution margin %	(8.6%)	(6.9%)	72.8%	51.9%	17.0%	7.4%		7.6%

Operating expenses include:
Stock awards compensation	$3,155	$30	$1,511	$37	$115	$709	$9,622	$15,179
Amortization of purchased software	$4,483	$-	$-	$-	$-	$296	$-	$4,779
Amortization of other acquired intangible assets	$3,676	$-	$-	$-	$-	$225	$-	$3,901

September 30, 2011

Software license fees	$29,782	$4,130	$57,154	$4,771	-	-	-	$95,837
Maintenance fees	37,562	7,752	154,994	15,757	-	-	-	216,065
Subscription fees	37,260	965	-	-	-	-	-	38,225
Professional services fees	13,753	7,970	3,402	2,278	$79,425	-	-	106,828
Application services fees	-	-	-	-	-	$33,715	-	33,715
Total revenues	118,357	20,817	215,550	22,806	79,425	33,715	-	490,670

Operating expenses	149,371	22,306	48,205	10,551	63,251	36,669	$102,540	432,893

Income (loss) from operations	$(31,014)	$(1,489)	$167,345	$12,255	$16,174	$(2,954)	$(102,540)	$57,777
Contribution margin %	(26.2%)	(7.2%)	77.6%	53.7%	20.4%	(8.8%)		11.8%

Operating expenses include:
Stock awards compensation	$3,265	$206	$1,035	$118	$203	$942	$6,214	$11,983
Amortization of purchased software	$3,431	$-	$-	$-	$-	$296		$3,727
Amortization of other acquired intangible assets	$3,812	$-	$-	$-	$-	$226		$4,038